SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 22, 2003

                             WASTE CONNECTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                           COMMISSION FILE NO. 0-23981


                                   94-3283464
                      (I.R.S. Employer Identification No.)


                35 Iron Point Circle, Suite 200, Folsom, CA 95630
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (916) 608-8200



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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.  Financial Statements and Exhibits.

         (c) The following Exhibits are furnished herewith:

             99.1 Press release, dated July 22, 2003.

Item 9.  Regulation FD Disclosure.

         The information furnished under this Item 9 is intended to be furnished pursuant to Item 12, "Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216.

         On July 22, 2003, Waste Connections, Inc. issued a press release announcing its second quarter earnings. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                               WASTE CONNECTIONS, INC.
                                   (Registrant)

 Date:  July 22, 2003          BY:  /s/  Ronald J. Mittelstaedt
        -------------               ----------------------------------------
                                    Ronald J. Mittelstaedt,
                                    President and Chief Executive Officer



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                                  EXHIBIT INDEX

       Exhibit No.                     DESCRIPTION
       -----------                     -----------
       99.1                            Press release dated July 22, 2003, issued
                                       by Waste Connections, Inc.